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                                                                   EXHIBIT 10.21

                           SOFTWARE LICENSE AGREEMENT
                            (SOURCE AND OBJECT CODE)

This Software License Agreement, including the exhibits and attachments hereto (the "AGREEMENT"), is effective as of the Effective Date set forth below, between ISOCOR, a California corporation located at 3420 Ocean Park Blvd, Santa Monica, CA 90405, ("ISOCOR"), and Netscape Communications Corporation, a Delaware corporation located at 501 East Middlefield Road, Mountain View, CA 94043 and its wholly-owned subsidiaries (collectively "NETSCAPE"), under which ISOCOR grants Netscape certain rights in the source code ("SOURCE CODE") and object code ("OBJECT CODE") of the specified software developed or licensed by ISOCOR (the "LICENSED PROGRAMS"), each as further described herein, for use in Netscape's products (the "PRODUCTS") as defined below.

1.      DEFINITIONS

        1.1     "ACCEPTANCE" shall mean (a) Acceptance as defined in Exhibit A,
                Section 2; (b) shipment of a Product containing all or any portion of the Licensed Programs to any customer; or (c) the failure of Netscape to notify ISOCOR of the acceptance or rejection of the Acceptance Candidates within [***] after receipt of the Acceptance Candidates.

        1.2 "ACCEPTANCE TEST" shall mean a series of test procedures mutually developed by Netscape and ISOCOR on or before November 31, 1998 and designed to prove that the Acceptance Candidates reasonably perform according to the Specifications, which shall include, at a minimum, the test criteria set forth in Exhibit F attached hereto.

        1.3 "ACCEPTANCE CANDIDATES" shall mean the version of (a) the Source Code and Object Code of the ISOCOR Join Engine; and (b) the Source Code and Object Code of the Text Universal Connector, which are designated by ISOCOR as Acceptance Candidates and Netscape tests using the Acceptance Test for Acceptance pursuant to the terms and conditions of this Agreement.

        1.4     [***]

        1.5 "CONNECTOR(S)" shall be defined as connector software which enables foreign systems/directories to be accessed by the ISOCOR Join Engine and which shall contain, at a minimum, those features set forth in the Specifications. Connectors shall include the Exclusive Connectors (as defined below) and Standard Connectors (both as defined below), but shall not include the Text Universal Connector (as defined below).

        1.6 "CONTROL" means the direct or indirect beneficial ownership of fifty (50%) or more of the voting interests (representing the right to vote for the election of directors or other managing authority) in an entity as of the date that Netscape grants such entity a sublicense to the Licensed Programs.

        1.7 "DOCUMENTATION" means any available end user or reference documentation delivered to Netscape hereunder: (a) related to the use of the applicable form of the Licensed Programs and/or
                (b) described in Exhibit E.

        1.8 "EXCLUSIVE CONNECTOR(S)" shall mean the ISOCOR Connectors ([***] platform) listed in Exhibit C attached hereto.


* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.



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        1.9     "EXCLUSIVITY PERIOD" means the period of [***] from the Netscape
                Join Engine Release Date (Section 1.4(a) of Exhibit B).

        1.10 "GENERAL RELEASE" means the shipment date of the first non-beta or non-alpha delivery of a production version of a Licensed Program or Product to a customer in the ordinary course of business.

        1.11 "ISOCOR CONNECTOR(S)" shall be defined as ISOCOR's Connector software on [***] which shall contain, at a minimum, those features set forth in the Technology Specifications (as defined herein).

        1.12 "ISOCOR JOIN ENGINE" shall be defined as ISOCOR's meta-directory management software on [***] Platform which shall contain, at a minimum, those features set forth in the Specifications. The ISOCOR Join Engine shall also include a join engine that contains Netscape modifications to the wrapper, icons, help Section or about Section of the ISOCOR Join Engine but maintains its user interface.

        1.13 "ISOCOR MANAGEMENT CONSOLE" shall mean the ISOCOR's Management Center which operates on the [***] platform which contains a Join Administration graphic user interface for the Join Engine and Connectors which will support multiple simultaneous join administrators for manual join purposes, and which shall contain, at a minimum, those features set forth in the Technology Specifications.

        1.14 "ISOCOR MANAGEMENT CONSOLE MODULES" shall be defined as the modules which interoperate with the ISOCOR Management Console to allow the ISOCOR Management Console to control a LDAP connector built into the Join Engine and the Text Universal Connector.

        1.15 "ISOCOR STANDARD CONNECTORS" means any ISOCOR Connectors not listed in Exhibit C and delivered to Netscape hereunder.

        1.16 "INTERNATIONALIZATION/INTERNATIONALIZED" means 8-bit clean (i.e., data doesn't get corrupted due to assumptions that the data is 7-bit ASCII text, and therefore the 8th bit can be used as a flag).

        1.17    "LDAP" shall mean the Lightweight Directory Access Protocol.

        1.18 "LIMITED WARRANTY PERIOD" shall mean ninety (90) consecutive calendar days after date of Acceptance.

        1.19 "LICENSED PROGRAMS" shall mean all or any portion of : (a) the Object Code of the ISOCOR Join Engine, the Object Code of the ISOCOR Standard Connectors, the Object Code of the Exclusive Connectors, the Object Code of the Text Universal Connector, and the Object Code of the ISOCOR Management Console delivered to Netscape during the term or dates specified herein; and (b) the Source Code of the ISOCOR Join Engine, the Source Code of the Exclusive Connectors, the Source Code ISOCOR Management Console Modules, and the Source Code of the Text Universal Connector delivered to Netscape during the term or dates specified herein.

        1.20 "NETSCAPE AFFILIATES" means Actra Business Systems LLC, Novonyx, Inc., Navio Communications, Inc. and any corporation, partnership, joint venture or other entity or person Controlled by Netscape.


* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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        1.21    "NETSCAPE JOIN ENGINE" shall be defined as a join engine which is based on all or a portion of the ISOCOR Join Engine but which: (i) contains Netscape modifications to the user interface of the ISOCOR Join Engine; or (ii) is a version of the ISOCOR Join Engine ported to a platform other than those delivered to Netscape by ISOCOR hereunder; or, (iii) contains Netscape modifications to the ISOCOR Join Engine other than Netscape modifications to the wrapper, icons, help Section or about Section of the ISOCOR Join Engine.

        1.22 "OBJECT CODE" shall mean the machine-readable form of the Licensed Programs and all related Documentation.

        1.23 "PRODUCTS" shall mean any Netscape Connector or Netscape Join Engine which contains in whole or in part the Royalty Bearing Licensed Programs.

        1.24 "ROYALTY BEARING LICENSED PROGRAMS" shall mean all or any portion of: (a) the Object Code of the ISOCOR Join Engine, (b) the Object Code of the ISOCOR Standard Connectors, (c) the Object Code of the Exclusive Connectors, and (d) the Object Code of the ISOCOR Management Console delivered to Netscape during the term or dates specified herein and distributed by Netscape for general commercial use. Royalty Bearing Licensed Programs shall not include the Object Code of the Text Universal Connector, either in whole or in part, nor shall Royalty Bearing Licensed Programs include any Product or Royalty Bearing Licensed Program (i) distributed by Netscape to existing customers already licensed to use the Licensed Programs or Product and for which a Royalty has accrued to ISOCOR as back-up, replacement or update copies for which the existing customer pays nothing or only a nominal shipping and handling fee; (ii) copies used for training, marketing and supporting the Licensed Programs and/or Product, and (iii) a reasonable number of copies of the Licensed Programs provided at no or a nominal charge for marketing and promotional purposes to promote the sale of copies of the Licensed Programs or Product (e.g., copies provided to the press, demonstration or evaluation copies, etc.).

        1.25 "SOURCE CODE" shall mean the human-readable form that is required to build the binary/object code of the applicable Licensed Program and shall include any and all available necessary source code, build scripts, test source code, test scripts, up to date design specifications and Documentation.

        1.26 "STANDARD CONNECTORS" means Connectors developed by ISOCOR and not defined as Exclusive Connectors, excluding the Text Universal Connector. If and when available, delivery to Netscape of an ISOCOR Standard Connector shall be within [***] after ISOCOR ships any general release Standard Connector to a customer.

        1.27 "SPECIFICATIONS" shall mean, collectively, the Technology Specifications as described in Attachment A-1 and other Documentation for the Licensed Programs.

        1.28 "TEXT UNIVERSAL CONNECTOR" shall be defined as ISOCOR's text connector software which enables foreign systems/directories to be accessed by the ISOCOR Join Engine and which may be customized by writing Perl programs to connect arbitrary data with the Connector View. The Text Universal Connector shall contain, at a minimum, those features set forth in the Technology Specifications.

2.      GRANT OF RIGHTS

        2.1 SOURCE FORM LICENSE AND OBJECT FORM LICENSE FOR THE ISOCOR JOIN ENGINE, EXCLUSIVE CONNECTORS, TEXT UNIVERSAL CONNECTOR. Subject to the terms of this Agreement, ISOCOR


* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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                hereby grants Netscape a perpetual, worldwide, nonexclusive license (except if terminated under Section 8) to (i) use, modify, enhance, create derivative works and subsets of, reproduce and translate the Source Code of the ISOCOR Join Engine, the Source Code of the Exclusive Connectors, and the Source Code of the Text Universal Connector, any Object Code of the ISOCOR Join Engine, the Object Code of the Exclusive Connectors, and the Object Code of the Text Universal Connector, compiled or otherwise derived therefrom and any related user and reference Documentation delivered to Netscape hereunder, including, without limitation, improvements, updates and modifications to such Documentation delivered to Netscape hereunder (ii) incorporate any portion of the ISOCOR Join Engine, the Exclusive Connectors, the Text Universal Connector and related Documentation into or bundle any portion of the ISOCOR Join Engine, the Exclusive Connectors, and the Text Universal Connector and/or related Documentation with the Products, (iii) directly or indirectly through third parties, distribute (in any media or technology and by any means known or hereafter developed, including electronic distribution) standalone (either as a Product or as an ISOCOR product) or incorporated into or bundled with a Product, sublicense, market, promote, perform and display the ISOCOR Join Engine Object Code, the Exclusive Connectors Object Code, and the Text Universal Connector Object Code and related Documentation or any portion or portions thereof and (iv) sublicense any of the foregoing rights as they relate to the ISOCOR Join Engine Object Code, the Exclusive Connectors Object Code, and the Text Universal Connector Object Code and/or related Documentation and as otherwise provided in Section 2.9. Netscape shall be entitled to exercise the foregoing rights and licenses with respect to the Source Code of the ISOCOR Join Engine, Exclusive Connectors, and the Text Universal Connectors through subcontractors (on-site and off-site); provided, that Netscape shall not have the right to sublicense such rights or licenses except as described in
                Section 2.9. Any distribution by Netscape of the ISOCOR Join Engine Object Code, the Exclusive Connectors Object Code, the Text Universal Connector Object Code and related Documentation shall be under terms not materially less protective of the rights of ISOCOR than those Netscape uses for its other products. Netscape shall comply with all applicable laws and regulations in sublicensing the Exclusive Connectors, the Text Connectors, the Products, and related Documentation, including but not limited to applicable FAR and DFAR regulations.

        2.2 RIGHT OF FIRST REFUSAL. For [***] after the Netscape Join Engine Release Date (as defined in Section 1.4.a of Exhibit B attached hereto), if Netscape wishes to add a feature(s) to an Exclusive Connector, Netscape will notify ISOCOR in writing of its request to add such feature(s), and ISOCOR shall notify Netscape within [***] of Netscape's request whether ISOCOR will or will not develop and provide such feature(s). In the event ISOCOR elects to provide such feature(s), ISOCOR shall deliver such feature to Netscape at no charge no less than [***] after Netscape requests such feature(s). In the event that ISOCOR elects not to develop and deliver a feature(s) or the [***] notification period has elapsed (whichever is sooner), then ISOCOR shall immediately deliver to Netscape the Source Code to such Exclusive Connector (if Netscape does not have the Source Code to such Exclusive Connector), and Netscape shall have the right to create derivative works of the Source Code to such Exclusive Connector as described in this Section 2.2.

        2.3 OBJECT CODE LICENSE FOR STANDARD CONNECTORS AND ISOCOR MANAGEMENT CONSOLE. ISOCOR hereby grants Netscape a perpetual, worldwide, nonexclusive license (except if terminated under Section 8) to (i) use, reproduce, translate, market and distribute directly or indirectly through third parties (in any media, electronic format or technology and by any means known or hereafter developed) (a) the Object Code of the ISOCOR Management Console and the Object Code of the Standard Connectors when integrated into, bundled with, or distributed for use in connection solely with the Object Code of the ISOCOR Join Engine or the Object Code of the Netscape Join Engine, and
                (b) any user and


* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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                reference Documentation related to the Object Code of the ISOCOR
                Management Console or the Object Code of the Standard Connectors delivered to Netscape hereunder, including, without limitation, improvements, updates and modifications to such documentation delivered to Netscape hereunder, and any derivative works or subsets thereof prepared by or for Netscape; (ii) create derivative works and subsets of the ISOCOR Management Console and/or Standard Connector Documentation; and (iii) sublicense any of the foregoing rights, or grant any of the foregoing rights to its multiple tiers of distribution channels (including original equipment manufacturers). Any distribution by Netscape of the Object Code of the Standard Connectors, the Object Code of the ISOCOR Management Console, the Object Code of the Products and related Documentation shall be under terms not materially less protective of the rights of ISOCOR than those Netscape uses for its other products. Netscape shall comply with all applicable laws and regulations in sublicensing the Standard Connectors, ISOCOR Management Console, Products, and related Documentation including but not limited to applicable FAR and DFAR regulations.

        2.4 SOURCE CODE LICENSE FOR THE ISOCOR MANAGEMENT CONSOLE MODULES. Subject to the terms of this Agreement, Licensor hereby grants Netscape a perpetual, worldwide, nonexclusive license (except if terminated under Section 8) to (i) use, modify, enhance, create derivative works and subsets of, reproduce and translate the Source Code of the ISOCOR Management Console Modules, any Object Code of the ISOCOR Management Console Modules compiled or otherwise derived therefrom, and any related user and reference Documentation delivered to Netscape hereunder, including, without limitation, improvements, updates and modifications to such Documentation delivered to Netscape hereunder, (ii) incorporate any portion of the ISOCOR Management Console Modules into or bundle any portion of the ISOCOR Management Console Modules with the Products, (iii) directly or indirectly through third parties, distribute (in any media or technology and by any means known or hereafter developed, including electronic distribution) standalone (either as a Product or as an ISOCOR product) or incorporated into or bundled with a Product, sublicense, market, promote, perform and display the ISOCOR Management Console Modules Object Code and Documentation or any portion or portions thereof and (iv) sublicense any of the foregoing rights as they relate to the ISOCOR Management Console Modules Object Code and/or Documentation and as otherwise provided in Section 2.9. Netscape shall be entitled to exercise the foregoing rights and licenses with respect to the ISOCOR Management Console Modules Source Code through subcontractors and other third parties (both on-site and off-site); provided, that Netscape shall not have the right to sublicense such rights or licenses except as described in Section 2.9. Any distribution by Netscape of the ISOCOR Management Console Modules, Products and Documentation shall be under terms not materially less protective of the rights of ISOCOR than those Netscape uses for its other products. Netscape shall comply with all applicable laws and regulations in sublicensing the Technology, including but not limited to applicable FAR and DFAR regulations.

        2.5 LIMITATION ON SOURCE CODE LICENSES. Notwithstanding any term or condition in this Agreement and except as provided for in
                Section 2.9, Netscape is not granted a right or license to distribute, license, sub-license, lease, rent, re-sell, in whole or in part, the Source Code of any Licensed Programs.

        2.6 FIRST PRELIMINARY COPY LICENSE. Subject to the terms of this Agreement, ISOCOR hereby grants Netscape a perpetual, worldwide, nonexclusive license (except if terminated under Section 8) to
                (i) use, modify, enhance, create derivative works and subsets of, reproduce and translate the Source Code of the First Preliminary Copy (as defined in Exhibit A (3)(A)), any Object Code of the First Preliminary Copy, compiled or otherwise derived therefrom and any related user and reference Documentation delivered to Netscape hereunder, including, without limitation, improvements, updates and modifications to


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                such Documentation delivered to Netscape hereunder (ii)
                incorporate any portion of the ISOCOR First Preliminary Copy into or bundle any portion of the First Preliminary Copy and/or related Documentation with the Products, (iii) directly or indirectly through third parties, distribute (in any media or technology and by any means known or hereafter developed, including electronic distribution) standalone (either as a Product or as an ISOCOR product) or incorporated into or bundled with a Product, sublicense, market, promote, perform and display the First Preliminary Copy and related Documentation or any portion or portions thereof and (iv) sublicense any of the foregoing rights as they relate to the First Preliminary Copy and/or related Documentation and as otherwise provided in
                Section 2.9. Netscape shall be entitled to exercise the foregoing rights and licenses with respect to the Source Code of the First Preliminary Copy through subcontractors (on-site and off-site); provided, that Netscape shall not have the right to sublicense such rights or licenses except as described in
                Section 2.9. Any distribution by Netscape of the ISOCOR First Preliminary Copy and related Documentation shall be under terms not materially less protective of the rights of ISOCOR than those Netscape uses for its other products. Netscape shall comply with all applicable laws and regulations in sublicensing the First Preliminary Copy, the Products, and related Documentation, including but not limited to applicable FAR and DFAR regulations.

        2.7 OUTSOURCING. Netscape may use or operate all or any portion of the Object Code of the Licensed Programs or the Object Code of the Products for a third party who has a valid sublicense granted hereunder.

        2.8 TRADEMARK LICENSE. Netscape and its channels of distribution may use at their discretion, and is granted during the term hereof a nontransferable, nonexclusive and restricted license (with a right to sublicense to distribution channels ) the marks "ISOCOR" and "ISOCOR MetaConnect" (collectively, the "Marks") in all advertising, marketing, technical, packaging and other materials related to the Products for distribution under this Agreement. Netscape shall not use the Marks in any country in which their connotation is offensive and will consult with ISOCOR as to the foreign translation of the Marks so that ISOCOR can ensure uniformity of use. All use of the Marks shall inure to ISOCOR's benefit. Neither Netscape nor its distribution channels shall register any ISOCOR trademarks, or trademarks, trade names or domain names confusingly similar to ISOCOR trademarks, trade names or domain names without ISOCOR's express prior written consent. Upon ISOCOR's request from time to time, Netscape shall provide ISOCOR with copies of any Products bearing the Marks. If Netscape uses the Marks in a manner which jeopardizes ISOCOR's ownership of such logos or trademarks, Netscape will use commercially reasonable efforts to promptly cease using the Marks in such manner, but Netscape shall not be required to destroy or recall any Product. Netscape further agrees not to use any Marks on or in connection with any products or services that are or could be deemed by ISOCOR, in its reasonable judgment, to be obscene, pornographic, disparaging of ISOCOR or of its products, or otherwise in poor taste, or that are themselves unlawful or whose purpose is to encourage unlawful activities by others. Netscape agrees not to obtain or attempt to obtain by any manner whatsoever any right, title or interest in or to any of the Marks or any confusingly similar mark. Any use of the Marks beyond the scope of this
                Section 2.8 shall constitute infringement and material breach. Netscape expressly agrees that any breach or threatened breach of this Section 2.8 may cause ISOCOR irreparable injury for which there may be no adequate remedy at law, and that in addition to any other remedies available, ISOCOR shall therefore be entitled to seek injunctive relief without the necessity of proving actual damages.

        2.9 AFFILIATE SUBLICENSES. Netscape may grant its Affiliates a sublicense to the Licensed Programs and Documentation equal in scope to, and subject to the same limitations as, the licenses granted hereunder by ISOCOR to Netscape. In the event that Netscape divests its interests in an Affiliate such that Netscape no longer controls such Affiliate, then any




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                sublicenses granted to such Affiliate with respect to the Source
                Code as provided under this Agreement shall terminate.

        2.10 NO OBLIGATION. Notwithstanding anything to the contrary in this Agreement, nothing herein shall require Netscape to use or distribute any of the Licensed Programs with any Product. Notwithstanding anything to the contrary in this Agreement, nothing herein shall prohibit ISOCOR in any manner from using, developing, marketing, licensing or otherwise disposing of the Licensed Programs or Documentation or embodied concepts therein anywhere in the world; nor shall anything be construed to grant to Netscape, or any Netscape sublicensees, any rights in or to any other present or future products of ISOCOR whether or not similar to the Licensed Programs or related Documentation.

        2.11 EXCLUSIVITY. During the Exclusivity Period Netscape shall not create a connector which directly competes with the Exclusive Connectors. For purposes of this Section 2.11 a connector which "directly competes" with an Exclusive Connector shall mean a connector that operates on the same foreign directory as such Exclusive Connector, e.g. a connector which operates on cc:Mail, Notes, Exchange, and the other directories as listed in Exhibit C.

        2.12 MARKETING. The parties agree to participate in the marketing activity set forth in Exhibit D attached hereto.

3. PROPRIETARY RIGHTS. ISOCOR retains title to the Licensed Programs and related Documentation. ISOCOR shall have no ownership interest in Netscape's products (including the Products), other than the rights in the Licensed Programs and related Documentation described in the preceding sentence. Title to any modifications, enhancement or improvements to, or derivative works of, the Licensed Programs or Documentation that are developed by or for a party shall be reserved to and remain with the party that developed or had developed such modification, enhancement, improvement or derivative work.

4.      MAINTENANCE, SUPPORT AND TRAINING

        4.1 SUPPORT OF NETSCAPE. ISOCOR agrees to provide Netscape with the Support with respect to the Licensed Programs and Documentation as further described in Exhibit B.

        4.2 TRAINING OF NETSCAPE. ISOCOR shall provide training to Netscape employees, independent contractors and consultants in accordance with the provisions set forth in Exhibit B.

        4.3 STATUS REPORTS AND MEETINGS. Beginning on the Effective Date and ending when Netscape Accepts the ISOCOR Join Engine, ISOCOR shall provide Netscape, no less than once per week, a written report which provides ISOCOR's current status with respect to ISOCOR's development of the Licensed Programs, including but not limited to ISOCOR's progress in relation to its then-current product release schedules. Any information in such written reports shall be deemed Proprietary Information (as defined in Section 9 below) without the need for marking such reports as proprietary.

5.      PAYMENTS AND ACCOUNTING

        5.1 PAYMENTS. Netscape agrees to make payments to ISOCOR as provided in Exhibit B hereto.

        5.2 TAXES. All prices are in U.S. Dollars and are exclusive of any applicable taxes. The prices in this Agreement are for the Licensed Programs and related Documentation only.


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                Netscape shall be responsible for sales or use taxes resulting from the granting of the licenses hereunder by ISOCOR to Netscape with respect to the Licensed Programs, or Netscape shall provide ISOCOR with an appropriate exemption certificate. Netscape shall be responsible for all other taxes, assessments, permits and fees, however designated which are levied upon this Agreement or the Licensed Programs, except taxes based upon ISOCOR's net income with respect to the Licensed Programs and Documentation. Each party shall cooperate with the other in minimizing any applicable tax.

        5.3 AUDIT. Netscape shall keep proper records and books of accounts and proper entries therein relating to use and sublicense of the Licensed Programs and Documentation. ISOCOR shall have the right, no more than once every year during normal business hours upon at least thirty (30) days prior notice, to audit, by a nationally recognized independent public accounting firm, the relevant records of Netscape to verify compliance with the provisions of this Agreement. The audit shall be conducted at ISOCOR's expense, and the results of such audit will be deemed Proprietary Information (as defined in Section 9 below) without the need for marking such information. If such audit finds that in excess of [***] of such amounts for any Netscape Fiscal Quarter are overdue, then Netscape shall pay for the costs of such audit.

6.      WARRANTIES AND INDEMNIFICATION

        6.1 TITLE. ISOCOR warrants that (i) it has the right to grant the licenses as set forth in this Agreement, (ii) such licenses do not infringe on any third parties' proprietary or personal rights, (iii) it owns or controls all rights, title and interest in and to the Licensed Programs and Documentation or has rights to sublicense the Licensed Programs and Documentation as provided herein, (iv) Netscape shall not be obligated to pay any fees or royalties for use of the Licensed Programs or Documentation other than as specifically set forth in this Agreement, and (v) there are no pending or threatened lawsuits concerning any aspect of the Licensed Programs or Documentation. If ISOCOR becomes aware of any pending or threatened lawsuit concerning any aspect of the Licensed Programs or Documentation, ISOCOR shall notify Netscape and provide Netscape with all information reasonably related thereto.

        6.2     NON-INFRINGEMENT. Without limiting Netscape's rights under
                Section 6.7, should the Licensed Programs or Documentation become, or in ISOCOR's opinion be likely to become, the subject of any infringement claim or suit, ISOCOR shall, at its option,
                (i) procure for Netscape the right to continue distributing the Licensed Programs and Documentation, as well as the right for Netscape and its customers to continue use of the Licensed Programs and Documentation, while maintaining its functionality, or (ii) modify the Licensed Programs or Documentation such that it no longer infringes the proprietary rights of any third party, while maintaining the functionality, look and feel of the Products.

        6.3 PERFORMANCE. During the Limited Warranty period, ISOCOR warrants only to Netscape that (i) the media on which the Licensed Programs and Documentation are delivered will be free of defects in material and workmanship, (ii) the Licensed Programs when properly installed will function substantially in accordance with the Specifications, and (iii) the Documentation shall be accurate in all material respects. In the case of a breach of the warranties in this Section 6.3 (and in addition to any rights Netscape may have), ISOCOR shall repair or replace nonconforming, unsuitable or inaccurate Licensed Programs or Documentation within a reasonable period of time of notice of such condition.

        6.4 EXPORT. ISOCOR shall inform Netscape and keep Netscape apprised of the export approval status of the Licensed Programs and must promptly inform Netscape of any


* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                cryptographic technologies used or embedded within the Licensed Programs, and of any associated international restrictions.

        6.5 YEAR 2000. ISOCOR warrants that the Licensed Programs is Year 2000 Compliant. "YEAR 2000 COMPLIANT" shall mean the Licensed Programs complies with the following:

                a) General Integrity: No value for the current date will interrupt normal operation: the system on which the Licensed Programs operates returns the correct date accurate to century in response to a request for current date, the Licensed Programs correctly provides date output and performs calculations on dates or portions of dates, and the Licensed Programs is unaffected by any value returned;

                b) Date Integrity: Correct results are returned in the operation of all legal, arithmetic, logical and calendar operations of dates that span century marks;

                c) Explicit Century: The Licensed Programs's internal date storage format explicitly includes the century and reporting formats allow date representations in four digit format;

                d) Implicit Century: On encountering data that does not include the century either from transaction input or from an external data source, the century value is unambiguously inferred by the Licensed Programs.

                The Year 2000 Warranty in this Section 6.5 shall not apply to the extent that performance is prevented by third party software (including operating systems), hardware, or by unauthorized modifications made to the Licensed Programs, provided that such third party software, hardware or unauthorized modification is the cause of the non-performance. In the case of a breach of the warranty described in this Section 6.5, ISOCOR shall use best efforts to modify the Licensed Programs such that the Licensed Programs is Year 2000 Compliant. If ISOCOR is unable to make such modifications within a reasonable period of time (as determined by Netscape in its reasonable discretion), then Netscape may terminate this Agreement and receive a full refund of all payments made to ISOCOR hereunder.

        6.6 DISCLAIMER. THE WARRANTIES PROVIDED BY ISOCOR HEREIN ARE THE ONLY WARRANTIES PROVIDED BY ISOCOR WITH RESPECT TO THE LICENSED PROGRAMS AND DOCUMENTATION. SUCH WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES BY ISOCOR, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE LICENSED PROGRAMS AND DOCUMENTATION.

        6.7 INDEMNITY. ISOCOR agrees to defend, indemnify and hold Netscape harmless from all liabilities, costs, damages and expenses (including settlement costs and attorneys' fees) arising from third party claims alleging that Netscape's exercise of its rights to the Licensed Programs or Documentation granted by ISOCOR hereunder infringes any trademark, patent, copyright, trade secret or other proprietary right of any third party. In connection with such indemnification, Netscape will (i) promptly notify ISOCOR in writing of any such claim and grant ISOCOR control of the defense and all related settlement negotiations, and (ii) cooperate with ISOCOR, at ISOCOR's expense, in defending or settling such claim; provided that if any settlement results in any ongoing liability to, or prejudices or detrimentally impacts Netscape, and such obligation, liability, prejudice or impact can reasonably be expected to be material, then such settlement shall require Netscape's written consent. In connection with any such claim, Netscape may have its own counsel in attendance at all public interactions and substantive negotiations at its own cost and expense.

7. LIMITATION OF LIABILITY. EXCEPT FOR ISOCOR'S OBLIGATIONS AND LIABILITY UNDER SECTION 6.7, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY LOST PROFITS OR ANY FORM OF INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER FROM ANY CAUSES OF ACTION OF ANY KIND WITH RESPECT TO THIS AGREEMENT OR THE LICENSED PROGRAMS LICENSED HEREUNDER, WHETHER ARISING IN TORT (INCLUDING NEGLIGENCE), CONTRACT, OR OTHERWISE, EVEN IF IT HAS BEEN INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.

8.      TERM AND TERMINATION

        8.1 TERM. Unless earlier terminated pursuant to the provisions of Subsections 8.2, the term of this Agreement shall be perpetual.

        8.2 TERMINATION FOR CAUSE. Either party shall have the right to terminate this Agreement upon a material default by the other party of any of its material obligations under this Agreement, unless within thirty (30) calendar days after written notice of such default such party remedies such default. Failure to pay undisputed moneys owed to ISOCOR or any breach of confidentiality as described in this Agreement, is an example of a material default of the obligations under this Agreement, and shall be grounds for termination of this Agreement by the non-breaching party at the non-breaching party's sole discretion if such breach is not cured in accordance with this Section 8.2.

        8.3 RIGHTS UPON TERMINATION OR EXPIRATION. Upon expiration or termination of this Agreement, except for termination by ISOCOR for Netscape's failure to pay ISOCOR any undisputed amounts due under this Agreement or Netscape's willful breach of Section 9.2 of this Agreement, Netscape shall produce a version of the Product(s) which does not include the Licensed Programs [***]. In the event of ISOCOR's termination of this Agreement due to Netscape's failure to pay ISOCOR any undisputed amounts due under this Agreement or due to Netscape's willful violation of
                Section 9.2, the "End Date" shall be [***]. Following termination or expiration for any reason, Netscape and its distribution channels shall be entitled to continue to exercise the rights granted hereunder with respect to all versions of the Products shipped prior to the End Date, provided that Netscape shall cease producing products which incorporate the Licensed Programs into any Product after the End Date. In addition, following expiration or termination Netscape may also retain a reasonable number of copies of the Source Code, Object Code and Documentation to provide maintenance and support to sublicensees. [***]

        8.4     SURVIVAL AFTER TERMINATION OR EXPIRATION

                8.4.1 SUBLICENSES. All sublicenses to the Licensed Programs which are properly granted shall survive any termination or expiration of this Agreement. "Properly granted sublicenses" are those sublicenses which are granted under this Agreement and for which ISOCOR has accrued or been paid Royalties (if applicable) as provided herein.

                8.4.2 PROVISIONS OF AGREEMENT. Sections 1, 2, 3, 5, 6, 8, 9 and 10 shall survive the termination or expiration of this Agreement for any reason. Provisions of other


* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                        Sections and Subsections which, by their nature, must remain in effect beyond the termination or expiration of this Agreement shall survive.

9.      CONFIDENTIALITY

        9.1 CONFIDENTIAL INFORMATION. Each party (the "RECEIVING PARTY") understands that the other party (the "DISCLOSING PARTY") has disclosed or may disclose information of a confidential nature including, without limitation, computer programs, code, algorithms, names and expertise of employees and consultants, know-how, formulas, processes, ideas, inventions (whether patentable or not), schematics and other technical, business, financial and product development plans, forecasts, strategies and information ("PROPRIETARY INFORMATION"). All Proprietary Information disclosed in tangible form by the Disclosing Party shall be marked "confidential" or "proprietary" and all Proprietary Information disclosed orally or otherwise in intangible form by the Disclosing Party shall be designated as confidential or proprietary at the time of disclosure. The Source Code to the Licensed Programs and the Source Code to the Documentation shall be deemed Proprietary Information without the need to mark them as such.

        9.2 DISCLOSURE AND USE. The Receiving Party agrees (i) to hold the Disclosing Party's Proprietary Information in confidence and to take all necessary precautions to protect such Proprietary Information (including, without limitation, all precautions the Receiving Party employs with respect to its own confidential materials), (ii) not to divulge any such Proprietary Information or any information derived therefrom to any third person, except independent contractors under an obligation of confidentiality and with a need to know for purposes authorized under this Agreement, (iii) not to make any use whatsoever at any time of such Proprietary Information except as authorized under this Agreement, and (iv) not to remove or export any such Proprietary Information from the country of the Receiving Party except as may be allowed by applicable export laws. The Receiving Party shall limit the use of and access to the Disclosing Party's Proprietary Information to the Receiving Party's employees, attorneys and independent contractors under an obligation of confidentiality and restricted use who need to know such Proprietary Information for the purposes authorized under this Agreement. The Receiving Party shall treat the Proprietary Information with at least the same degree of care and protection as it would use with respect to its own proprietary information. The foregoing obligations shall survive for a period of five (5) years from the date of disclosure of the Proprietary Information. Without granting any right or license, the Disclosing Party agrees that the foregoing shall not apply with respect to information that the Receiving Party can establish
                (i) is in the public domain and is available at the time of disclosure or which thereafter enters the public domain and is available, through no improper action or inaction by the Receiving Party or any affiliate, agent or employee, or (ii) was in its possession or known by it prior to receipt from the Disclosing Party, or (iii) was rightfully disclosed to it by another person without restriction, or (iv) is independently developed by the Receiving Party without access to such Proprietary Information, or (v) is required to be disclosed pursuant to any statutory or regulatory authority, provided the Disclosing Party is given prompt notice of such requirement and the scope of such disclosure is limited to the extent possible, or (vi) is required to be disclosed by a court order, provided the Disclosing Party is given prompt notice of such order and provided the opportunity to contest it.

        9.3 INDEPENDENT DEVELOPMENT. The terms of this Agreement shall not be construed to limit either party's right to independently develop or acquire products without use of the other party's Proprietary Information or to license or market any products. Further, Proprietary Information as defined in Section 9.1 above shall not include the Residuals resulting from access to such Proprietary Information. The term "RESIDUALS" means information in intangible form which may be retained in the unaided memories of Receiving Party's employees or independent contractors who have had access to the information. An employee's or contractor's memory will be considered to be unaided if the employee has not intentionally memorized the Proprietary Information for the purpose of retaining and subsequently using or disclosing it. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of Residuals. However, the foregoing shall not be deemed to grant to either party a license under the other party's copyrights or patents.

        9.4 RETURN OF PROPRIETARY INFORMATION. Upon any termination or expiration of this Agreement each party will destroy, or return to the other party, all tangible copies of the other party's Proprietary Information.

        9.5 CONFIDENTIALITY OF AGREEMENT. Each party agrees that the terms of this Agreement shall be deemed Proprietary Information of the other party, provided that in addition to the permitted disclosures under section 9.2, either party may disclose the terms of this Agreement (i) if required to do so by law or generally accepted accounting principles, (ii) as required to assert its rights hereunder, and (iii) to its own directors, employees, attorneys, accountants, and other advisors on a "need to know" basis and under an obligation of confidentiality no less stringent than set forth herein. Each party agrees that the Disclosing Party will be given prompt notice of any disclosure made pursuant to clause (i) or (ii) above, and that any such disclosure shall be limited to the extent possible. In addition, Netscape may disclose the terms of this Agreement or matters relating thereto to its Affiliates.



10. SOURCE CODE ESCROW. Notwithstanding anything contained in Section 2 to the contrary, ISOCOR grants Netscape a license to deposit the Source Code to the Licensed Programs in escrow account(s) for the benefit of Netscape's licensees of the Object Code, provided Netscape source code is deposited in such escrow and provided the Source Code is subject to the same release conditions and restrictions on use as the Netscape source code and provided that the Source Code shall only be used for support and maintenance of Netscape's customers.

11.     GENERAL

        11.1 GOVERNING LAW. This Agreement shall be subject to and governed in all respects by the statutes and laws of the State of California without regard to the conflicts of laws principles thereof. The Superior Court of Santa Clara County and/or the United States District Court for the Northern District of California shall have exclusive jurisdiction and venue over all controversies in connection herewith, and each party hereby consents to such exclusive and personal jurisdiction and venue.

        11.2 ENTIRE AGREEMENT. This Agreement, including the exhibits and attachments referenced on the signature page hereto, constitutes the entire Agreement and understanding between the parties and integrates all prior discussions between them related to its subject matter. No modification of any of the terms of this Agreement shall be valid unless in writing and signed by an authorized representative of each party.

        11.3 ASSIGNMENT. This Agreement is not assignable by either party without the prior written consent of the other party; provided, however, that either party may assign this Agreement in connection with any merger, acquisition, reorganization, sale of substantially all of the assets or stock of that party or any similar event without the prior written consent of the other party. This Agreement shall apply to and bind any successor or assigns of the parties hereto.

        11.4 NOTICES. All notices required or permitted hereunder shall be given in writing addressed to the respective parties as set forth below and shall either be (i) personally delivered, (ii) transmitted by postage prepaid certified mail, return receipt requested, or (iii) transmitted by nationally-recognized private express courier for the next business day overnight delivery, and shall be deemed to have been given on the date of receipt if delivered personally, or two (2) days after deposit via overnight express courier, or on receipt via pre-paid certified mail, whichever is sooner. Either party may change its address for purposes hereof by written notice to the other in accordance with the provisions of this Subsection. The addresses for the parties are as follows:

        ISOCOR:                                       Netscape:
        ISOCOR                                        Netscape Communications Corporation
        3420 Ocean Park Blvd.                         501 East Middlefield Road
        Santa Monica, CA  90405                       Mountain View, CA 94043
        -------------------------------               Fax: (415) 528-4123
        Attn: Vice-President of Administration        Attn: General Counsel

        11.5 FORCE MAJEURE. Neither party will be responsible for any failure to perform its obligations under this Agreement due to causes beyond its reasonable control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods or accidents.

        11.6 WAIVER. The waiver, express or implied, by either party of any breach of this Agreement by the other party will not waive any subsequent breach by such party of the same or a different kind.

        11.7 HEADINGS. The headings to the Sections and Subsections of this Agreement are included merely for convenience of reference and shall not affect the meaning of the language included therein.

        11.8 INDEPENDENT CONTRACTORS. The parties acknowledge and agree that they are dealing with each other hereunder as independent contractors. Nothing contained in this Agreement shall be interpreted as constituting either party the joint venturer, employee or partner of the other party or as conferring upon either party the power of authority to bind the other party in any transaction with third parties.

        11.9 SEVERABILITY. In the event any provision of this Agreement is held by a court or other tribunal of competent jurisdiction to be unenforceable, such provision shall be reformed only to the extent necessary to make it enforceable, and the other provisions of this Agreement will remain in full force and effect.

        11.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto shall be deemed to be an original. Notwithstanding the foregoing, the parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

        11.11 DISPUTE RESOLUTION. Any dispute hereunder will be negotiated between the parties commencing upon written notice from one party to the other. Settlement discussions and materials will be confidential and inadmissible in any subsequent proceeding without both parties' consent. If the dispute is not resolved by negotiation within 45 days following such notice, the parties will refer the dispute to non-binding mediation conducted by JAMS/EndDispute in Santa Clara County, California (the "Venue"). The parties will share the costs of mediation. If the dispute is not resolved after 45 days of mediation, the parties will refer the dispute to binding arbitration by JAMS/EndDispute in the Venue. The results of any arbitration will be final and non-appealable, except that either party may petition any court of competent jurisdiction to review any decision relating to intellectual property matters (including the scope of license rights), vacating or modifying erroneous conclusions of law or findings of fact not supported by substantial evidence. The arbitrator may fashion any legal or equitable remedy except punitive or exemplary damages, which both parties waive. The arbitrator will render a written decision, which may be entered in and enforced by any court of competent jurisdiction in the Venue, but which will have no preclusive effect in other matters involving third parties. The losing party will pay the costs of the arbitration and the reasonable legal fees and expenses of the prevailing party, as determined by the arbitrator. The parties will jointly pay arbitration costs pending a final allocation by the arbitrator. At any point in the dispute resolution process, either party may seek injunctive relief preserving the status quo pending the outcome of that process. Except as noted, the parties waive any right to judicial process. California law, without regard to its conflict-of-law provisions, will govern this Agreement. The U.S. Arbitration Act and JAMS/EndDispute rules will govern the arbitration process. Absent fraudulent concealment, neither party may raise a claim more than 3 years after it arises or any shorter period provided by applicable statutes of limitations.

ISOCOR:                               NETSCAPE:

ISOCOR                                NETSCAPE COMMUNICATIONS CORPORATION

By: /s/ PAUL GIGG                     By: /s/ JOHN M. PAUL
    ------------------------              -------------------------------------
Print Name: PAUL GIGG                 Print Name: JOHN M. PAUL
            ----------------                      -----------------------------
Title:  CEO                           Title:  Senior Vice President & GM
        --------------------                  ---------------------------------



Effective Date:  30 SEPTEMBER 1998                    REVIEWED BY
                                                      NETSCAPE LEGAL
Exhibit A:  Licensed Programs and Products
                                                      Initial CLC
Attachment A-1:  Licensed Program Specifications              -----------------

Exhibit B:  Payments and Support

Attachment B1:  Support Obligations

Exhibit C:  Exclusive Connectors

Exhibit D:  Marketing

Exhibit E:  Documentation and Test Cases to be
Delivered to Netscape

Exhibit F:  Minimum Test Criteria for
Acceptance Test

                                    EXHIBIT A
                         LICENSED PROGRAMS AND PRODUCTS

1. LOCALIZATION/INTERNATIONALIZATION. The Licensed Programs will be Internationalized as defined in Section 1 of this Agreement. If any version of the Licensed Programs delivered hereunder is not an Internationalized version of the Licensed Programs, Netscape shall have the right, at its option, to declare such failure a material breach of the Agreement. Subject to ISOCOR's ownership rights in the unmodified Licensed Programs, Netscape shall own any localized portion of the Licensed Programs ("LOCALIZED VERSION") produced by Netscape; provided that Netscape's rights to reproduce and distribute any Localized Version shall be coterminous with Netscape's rights to reproduce and distribute the Licensed Programs.

2. ACCEPTANCE. Prior to delivering the Acceptance Candidates to Netscape, ISOCOR shall conduct quality assurance testing of the Acceptance Candidates (at least to the same extent as ISOCOR uses for its own products), which testing shall be run using Netscape Directory Server (version 3.1 or later) for all Lightweight Directory Access Protocol directory storage, to ensure that the Acceptance Candidates operate in accordance with the Specifications, including quality assurance testing to ensure that the Acceptance Candidates are [***]. In accordance with the delivery schedule set forth in this Exhibit A below, ISOCOR shall deliver to Netscape, for each delivery set forth in the delivery schedule, the appropriate technology (i.e. Acceptance Candidates or other pieces of the Licensed Programs) and the documentation and test cases listed in Exhibit E attached hereto.

        Within [***] after the delivery of an Acceptance Candidate (the date of delivery, the "Delivery Date"), Netscape or its designee shall test the Licensed Programs according to the Acceptance Test to determine, in Netscape's reasonable discretion, whether the Licensed Programs perform according to the Specifications. In the event Netscape accepts the Licensed Programs, Netscape shall provide ISOCOR with written notice that Netscape has accepted the Licensed Programs within [***] after the Delivery Date. In the event Netscape rejects the Licensed Programs due to failing the Acceptance Test, Netscape or its designee shall notify ISOCOR of rejection within [***] after the Delivery Date, and ISOCOR shall redeliver the corrected Licensed Programs or appropriate bug fixes, patches or workarounds as soon as commercially practicable, but in any event no later than [***] after the date Netscape or its designee provided ISOCOR with notice of rejection. In the event ISOCOR does not redeliver the Licensed Programs within the time frame set forth in the preceding sentence or Netscape again rejects the Licensed Programs, Netscape may request that ISOCOR correct and redeliver the Licensed Programs in accordance with the procedure set forth above until Netscape accepts the Licensed Programs, or Netscape may terminate this Agreement. In the event that Netscape does not provide notice of acceptance or rejection within [***] after the Delivery Date, then Netscape shall be deemed to have accepted such Acceptance Candidate or the Second Preliminary Copy.

3.      DELIVERY.

        A. No later than [***], ISOCOR shall deliver to Netscape a preliminary copy of the available Source Code to the Join Engine, the Text Universal Connector and the ISOCOR Management Console Modules ("First Preliminary Copy"). ISOCOR shall also deliver with the First Preliminary Copy any available documentation and updated specifications for the configuration schema of the ISOCOR Join Engine, Text Universal Connector and ISOCOR Management Console, which shall contain, at a minimum, the Documentation listed in Exhibit E attached hereto. Netscape acknowledges that ISOCOR is currently building the ISOCOR Join Engine and Text Universal Connector, and that the First Preliminary Copy will not contain all the features listed in the Specifications but shall be the most current version of the ISOCOR Join Engine and Text Universal Connector at the time of delivery. Such First Preliminary Copy shall not be the version of the ISOCOR Join Engine, Text Universal


* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

         Connector and ISOCOR Management Console which Netscape tests for acceptance as described in Section 1 of this Exhibit A above.

      B. No later than [***], ISOCOR shall delivery to Netscape a second preliminary copy of the available Source Code to the Join Engine, the Text Universal Connector and the ISOCOR Management Console Modules, and the Object Code to the Management Console ("Second Preliminary Copy"). ISOCOR shall also deliver to Netscape any available documentation and updated specifications for the configuration schema of the Technology, which shall contain, at a minimum, the documentation listed in Exhibit E attached hereto. Such Second Preliminary Copy shall not be the version of the Licensed Programs which Netscape tests for acceptance as described in Section 2 above.

      C. ISOCOR shall deliver to Netscape a feature complete production version of the Acceptance Candidates on or before [***]. The Acceptance Candidate shall contain, at a minimum, the features listed in the Specifications. Netscape will test the Acceptance Candidate in accordance with the acceptance testing procedures set forth in Section 2 of this Exhibit A.

      D. ISOCOR shall deliver to Netscape the Source Code and Object Code of the Exclusive Connectors no later than [***] after ISOCOR first delivers a non-beta version of the applicable Exclusive Connector to an end user or customer, but in no case shall a delivery of the Source Code and Object Code of an Exclusive Connector be later than the delivery dates listed in Exhibit C for the applicable Exclusive Connector. If ISOCOR fails to deliver an Exclusive Connector(s) within the earlier of (1) the [***] frame stated above, or (2) the delivery date stated for the applicable Exclusive Connector in Exhibit C, then either (i) such Exclusive Connector(s) shall be deemed a Standard Connector (if delivered to Netscape by ISOCOR) and will not be subject to the exclusivity provisions set forth in Section 2.10 of this Agreement, or
         (ii) Netscape may, at its option, develop a connector for such foreign directory, which will not be subject to the exclusivity provisions set forth in Section 2.10 of this Agreement. Late delivery of an Exclusive Connector(s) to Netscape shall not be considered a material breach of this Agreement.

      E. In the event that Netscape elects to have the [***]. Exclusive Connectors ported to other platforms not offered by ISOCOR, Netscape shall notify ISOCOR of the election and provide detailed performance and functional specifications. ISOCOR and Netscape shall then make commercially reasonable efforts to negotiate a mutually agreeable schedule and design specification within [***] from the notification. If ISOCOR and Netscape mutually agree on a schedule and design specification within such time frame, and ISOCOR delivers to Netscape such [***] Exclusive Connector(s) within a reasonable time, then such [***] Exclusive Connector(s) shall be deemed an Exclusive Connector for Royalty purposes. In the event ISOCOR and Netscape do not reach agreement on a schedule and design specification, or if ISOCOR fails to deliver such [***] Exclusive Connector to Netscape within a reasonable time, then Netscape can [***] Exclusive Connectors to such platform not offered by ISOCOR with such ported platforms considered a "[***] Exclusive Connectors" as described in Section 1.3 of Exhibit B for royalty purposes.


* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                 ATTACHMENT A-1
                            TECHNOLOGY SPECIFICATIONS

                               ISOCOR METACONNECT
                         PRODUCT FEATURE SPECIFICATIONS


INTRODUCTION

This document will serve as the requirements document for Features expected to be present within the MetaConnect product (ISOCOR engineering project name:
Atlas) as delivered to Netscape by ISOCOR.

FEATURE DESCRIPTIONS

General Requirements

    o   DIRECTORY SERVER INDEPENDENCE

        o The product will be able to use Netscape Directory Server 3.1, without extensions, to store configuration, the Meta View and the connector views. It will also be able to use other [***].

    o   NAMESPACE JOIN

        o The Join engine will be able to use a configurable sequence of searches for automatically joining a new entry into the MetaView. o The Join engine will provide a means to allow administrators to manually join entries where the automatic join failed.

    o   MANAGEMENT CONSOLE GUI

        o       The Join Admin GUI will be a [***] UI.

        o The Join Admin GUI will support multiple simultaneous join administrators for manual join purposes.

    o   REMOTE ADMINISTRATION

        o The product will provide the ability to manage the join process remotely from a separate computer on an IP network.

        o There will be a single level of administrative privilege from the management console i.e. the management console will not provide any facilities for different levels of authority. Delegated administration for different levels of control may be possible through directory access control privilege i.e. the configuration for directory connectivity in the management console may be able to control what an individual operator is allowed to see and do depending on the particular directory's access control functionality.

    o   MULTIPLE NAMESPACE OWNERS

        o The join engine will allow multiple connected directories and databases to create and own entries in the meta directory. NOTE: each entry can only have one "owner" for it's naming attribute and only the owner can delete the entry, the other attributes can be owned by any of the connected directories.

    o   [***] ONLY

        o The join engine, and management console will be developed for the [***]. The initial release will have connectors that will only run on the [***] but there will be no architectural limitation to developing connectors on other operating system platforms. For subsequent releases, each connector will be developed for the most suitable platform.

    o   LICENSE KEY ACTIVATION

        o The MetaConnect product components will each be subject to license key activation as per ISOCOR's current standard product offerings. This feature could be



* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                deactivated for use in OEM opportunities but will require extra engineering effort that will not be addressed for the first release.

    o   OPEN SCRIPTING

        o The MetaConnect product will support the use of Perl as a scripting language for customization. In particular, Perl will be used to support custom dn, attribute name and attribute value mapping in the Join Engine.

        o The scripting capability will be available in both operational directions, from Connector to Join Engine and from Join Engine to Connector.

    o   INSTALLATION

        o The standard ISOCOR installation mechanisms will be utilized for the initial release. This includes an InstallShield based setup program that will install the management console. The management console will then be used to install, upgrade and remove individual components from the installation CD.

Data Input and Join

    o   REAL-TIME VIEW

        o Changes to a connected directory will be reflected into the MetaView in as timely a fashion as possible. Depending on the capabilities of the connected data source for event notification this shall be near real-time.

    o   [***]

        o       [***]

    o   SCHEMA/DATA MAPPING AND CONVERSION

        o The product will provide convenient, user configurable mechanisms to map and/or convert schema and/or data between the MetaView and connected directories. In particular, this product will handle the situation where the [***] for an entry in the [***] may be entirely different from the [***] for the corresponding entry in the ConnectorView

Performance and Scalability

    o   METAVIEW SIZE

        o       The product shall support multiple [***] in separate [***].

        o Handle a minimum of [***] entries in a single [***] - note that there should be no architectural limitations at [***] entries, and that the product will be QA tested with [***].

    o   CONNECTED DIRECTORY SIZE

        o Subject to the capabilities of the host directory server, MetaConnect will handle a minimum of [***] entries to be joined into the meta directory MetaView note that there should be no architectural limitations at [***] entries within MetaConnect, and the product will be QA tested with [***] entries.

    o   ADMINISTRATION PERFORMANCE

        o Initial import and automatic joining of [***] entries will not take more than [***] to complete, unless limited by the performance of the connected directory.

Data Management

    o   DATA OWNERSHIP REVERSAL

        o A configuration option will allow the meta directory to take ownership of an attribute previously owned by a foreign directory source.

    o   NAMESPACE OWNERSHIP

        o The meta directory solution will be able to control which connected directories can create and delete objects within the meta directory.

    o   ATTRIBUTE MANAGEMENT



* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

        o An administrator will be able to configure whether the product can create, modify or delete any given attribute of any given entry in the MetaView or any connected directory.

    o   SINGLE ADMINISTRATION

        o The meta directory solution will offer the capability of invoking a process or script to create an account in a foreign directory based on a given action in the meta directory.

Connector Features

    o   LDAP SUPPORT

        o Both the Join Engine and some connectors can use LDAP as the exclusive means of access to the Connector View, including data being synchronized in both directions, as well as change log information. The Join Engine also provides plug-in interfaces for supporting other data access and change notification protocols. These interfaces are used by some connectors, including the universal database connector, to provide data access to applications that do not provide LDAP support.

    o   CONFIGURATION STORED IN DIRECTORY VIA LDAP

        o Connectors will store all configuration information, whenever feasible, in a directory accessed exclusively via LDAP. Use of the NT Registry and other, ad hoc mechanisms for storing and updating Connector configuration information will be avoided except where these are sound engineering reasons for using them.

    o   CHANGE LOG

        o Connectors will be able to use a Netscape Directory Server change log to become aware of changes to LDAP stored configuration information and the connector view.

    o   DIRECTORY SERVER INDEPENDENCE

        o Connectors will be able to use Netscape Directory Server 3.1, without extensions, to store configuration and the connector view. It will also be able to use other [***].

    o   REMOTE ADMINISTRATION

        o The product will enable the administrator to manage connectors remotely, over a TCP/IP network.

    o   CONNECTOR IMPLEMENTATION TECHNOLOGY

        o Some of the exclusive connectors may be implemented using variety of technologies including native binaries, scripts (including PERL), Universal Database Connector configurations and others.




* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                    EXHIBIT B
                              PAYMENTS AND SUPPORT

1.      PAYMENTS

    1.1 INITIAL LICENSE FEE. Netscape shall pay ISOCOR a non-refundable initial source code license fee of [***] for the licenses in the First Preliminary Copy within [***] after ISOCOR's delivery of the First Preliminary Copy.

    1.2   [***] ROYALTIES.

         a. Provided that Netscape accepts the Acceptance Candidates pursuant to this Agreement, Netscape shall pay ISOCOR non-refundable [***] Royalties as listed below in this Section 1.2. [***]

               (i)[***] ROYALTY. The [***] Royalty shall be [***] upon Netscape receipt of the Acceptance Candidates and eventual Acceptance of the Acceptance Candidates. The Second [***] Royalty shall be calculated as the sum of [***] and the following: beginning [***] shall be deducted from [***] until ISOCOR delivers a version of the Acceptance Candidates that Netscape accepts, provided, however, that in no event shall any amounts be deducted from the [***] Amount and provided further, however, that date on which Netscape is deemed to have received the Acceptance Candidate shall be the date the Acceptance Candidate is delivered to Netscape and which Netscape Accepts without having to reject such version and Accept a later re-submission of such Acceptance Candidate. [***]


    1.3 ROYALTY PAYMENTS. Provided Netscape accepts the Acceptance Candidates pursuant to the acceptance procedures set forth in Section 2 of Exhibit A, Netscape shall pay ISOCOR a royalty ("Royalty") for the applicable time period to be calculated as [***], less credits for returns of units of the Products or the Royalty Bearing Licensed Programs, for each Royalty Bearing Licensed Program distributed by Netscape; provided that for Products containing the Licensed Programs which are bundled with or are incorporated into other Netscape products, [***] shall be the portion of Netscape's net license fees which are attributable to such Netscape Product which contains the Licensed Programs. The Royalties described in this Section 1.3 shall be subject to the [***] Royalty limits described in Section 1.4 of this Exhibit B below.



* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

--------------------------------- ------------------------------- -------------------------------
TIME PERIOD                       TECHNOLOGY DISTRIBUTED          % OF NETSCAPE'S ASP DURING
                                                                  APPLICABLE TIME PERIOD TO BE
                                                                  PAID TO ISOCOR
--------------------------------- ------------------------------- -------------------------------

From first date after the         ISOCOR Join Engine                          [***]%
Effective Date in which ISOCOR
makes a new version of the
Join Engine commercially
available until the Netscape
Join Engine Release Date

--------------------------------- ------------------------------- -------------------------------

[***] after Netscape Join         Netscape Join Engine                        [***]%
Engine Release Date (beginning
on Netscape Join Engine Release
Date and ending [***]
thereafter)

--------------------------------- ------------------------------- -------------------------------

[***] after Netscape Join         Netscape Join Engine                        [***]%
Engine Release Date (beginning
on [***] of the Netscape Join
Engine Release Date and ending
on [***] of the Netscape Join
Engine Release Date)
--------------------------------- ------------------------------- -------------------------------

[***] after Netscape Join         Netscape Join Engine                        [***]
Engine Release Date (beginning
on [***] of the Netscape Join
Engine Release Date and ending
on [***] of the Netscape Join
Engine Release Date)

--------------------------------- ------------------------------- -------------------------------

[***] after Netscape Join         Netscape Join Engine                        [***]%
Engine Release Date and
thereafter (beginning on [***]
of the Netscape Join Engine
Release Date)

--------------------------------- ------------------------------- -------------------------------
Term of Agreement                 Standard Connector                          [***]%
--------------------------------- ------------------------------- -------------------------------

Term of Agreement                 Ported Database Connectors                  [***]%
                                  (Oracle, Sybase, SQL or DB2
                                  Database Exclusive Connectors
                                  ported to other platforms
                                  (other than Windows NT) by
                                  Netscape as provided in
                                  Exhibit A, Section 3(E)

--------------------------------- ------------------------------- -------------------------------

From Effective Date of            Exclusive Connector                         [***]%
Agreement through the [***]
after Netscape Join Engine
Release Date (beginning
on [***] and ending on the
[***] of the Netscape Join
Engine Release Date)

--------------------------------- ------------------------------- -------------------------------

[***] after Netscape Join         Exclusive Connector                         [***]%
Engine Release Date and
thereafter (beginning on
[***] of the Netscape Join
Engine Release Date and ending
on termination or expiration of
Agreement)

--------------------------------- ------------------------------- -------------------------------



* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

        Any Royalty shall accrue to ISOCOR upon the date Netscape ships any Licensed Programs or any Products containing the Licensed Programs. All Royalty fees shall be paid by Netscape [***].

        Within [***], Netscape shall submit to ISOCOR a [***] Statement. Each such [***] Statement shall be accompanied by payment of Royalty fees, if any are due, and shall include the following information:

        a) the number of copies of Royalty Bearing Licensed Programs distributed by Netscape;

        b)  the total Royalty fees due ISOCOR for the applicable [***];

        c)  any credits for [***] Royalties applied against Royalty fees due;
            and

        d) any deduction of the Royalty fees due ISOCOR pursuant to the terms of this Agreement.


1.4 MINIMUM/[***] ROYALTIES.

    A. [***] AFTER NETSCAPE JOIN ENGINE RELEASE DATE. Provided that Netscape accepts the Acceptance Candidates pursuant to the terms and conditions of this Agreement, for the [***] after the Netscape Join Engine Release Date, where "Netscape Join Engine Release Date" is defined as the earlier of (i) the date Netscape makes generally available the first non-beta or non-alpha version of a Netscape Join Engine released after the Effective Date, or (ii) [***], Netscape shall pay ISOCOR minimum Royalties (for all Royalty Bearing Licensed Programs) of [***] plus any [***] Royalties paid to ISOCOR [***], which shall be made in [***] equal installments based on the Netscape Join Engine Release Date, and which shall be payable within [***] after the end of the applicable [***] period. The [***] installment shall be paid by Netscape within [***] after the Join Engine Release Date. [***]. All minimum Royalties to be paid pursuant to this Section 1.4.a are contingent upon Netscape's Acceptance of the Acceptance Candidates.

    B. [***] AFTER NETSCAPE JOIN ENGINE RELEASE DATE. If Netscape, during the [***] after the Netscape Join Engine Release Date, has either: (1) licensed at least [***] of the Netscape Join Engine, [***], or (2) [***] from all deals in which the Netscape Join Engine is licensed (regardless of the number of Netscape Join Engines licensed), [***], then for the [***] after the Netscape Join Engine Release Date (beginning on [***] of the Netscape Join Engine Release Date and ending on the [***] of the Netscape Join Engine Release Date), Netscape shall pay ISOCOR minimum Royalties (for all Royalty Bearing Licensed Programs) of [***] in equal [***] installments based on the Join Anniversary Release Date [***] beginning on the [***] of the Netscape Join Engine Release Date beginning on the [***] of the Netscape Join Engine Release Date), which shall be payable within [***] days after the beginning of the applicable [***] period (i.e. payments due within [***] after the [***] date of the Netscape Join Engine Release Date, and [***] after the beginning of the next three [***] thereafter). [***] If Netscape does not license reach the minimums described in Section 1.4.b(1) and 1.4.b(2) of this Section 1.4.b above, then there shall be no minimum Royalty due.




* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

2.  SUPPORT

    2.1 ISOCOR SECOND LINE OF SUPPORT.

        A. SUPPORT FOR OBJECT CODE OF ISOCOR JOIN ENGINE AND ISOCOR MANAGEMENT CONSOLE. During the period beginning on the Effective Date and ending [***] from the date Netscape first pays ISOCOR minimum Royalties (as described in Section 1.4 of this Exhibit B) (the "Initial Support Period"), ISOCOR shall provide to Netscape second line support services (which is limited to Netscape and not directly to Netscape's customers) for ISOCOR's standard products, as delivered to Netscape, and relating to the (1) the Object Code of the ISOCOR Join Engine and/or (2) the Object Code of the ISOCOR Management Center, consistent with the support obligations described on Attachment B-1 hereto (which Attachment may be supplemented or replaced, from time to time, by mutual agreement), with respect to the Licensed Programs listed above and any Products containing the Licensed Programs listed above including, without limitation, identification of defects in the Connectors (Source Code and Object
            Code) and providing corrections, workarounds and/or patches to correct defects or errors in such Licensed Programs (Source Code and Object Code). Such Support shall be for ISOCOR's most recent versions. [***]

        B. SUPPORT FOR OBJECT CODE OF TEXT UNIVERSAL CONNECTOR, EXCLUSIVE CONNECTORS AND STANDARD CONNECTORS. For the term of this Agreement, ISOCOR shall provide to Netscape second line support services (which is limited to Netscape and not directly to Netscape's customers) for any ISOCOR standard products, as delivered to Netscape, and relating to the (1) Object Code of the Exclusive Connectors; (2) the Object Code of the Text Universal Connector; and/or (3) the Object Code of any Standard Connector, consistent with the support obligations described on Attachment B-1 hereto (which Attachment may be supplemented or replaced, from time to time, by mutual agreement), with respect to the Licensed Programs listed above and any Products containing such Licensed Programs including, without limitation, identification of defects in the Connectors (Source Code and Object
            Code) and providing corrections, workarounds and/or patches to correct defects or errors in such Connectors (Source Code and Object
            Code). Such Support shall be for ISOCOR's most recent versions.
            [***].

    2.2 TECHNICAL SUPPORT OF NETSCAPE FOR SOURCE CODE. During the period beginning on the Effective Date and ending [***] after Netscape's Acceptance of the Acceptance Candidates pursuant to the acceptance procedures set forth in Section 2 of Exhibit A, in addition to the back-end support services described above, ISOCOR shall provide to Netscape, for up to[***], for any Source Code provided hereunder, the following technical support services:

        A. ISOCOR shall appoint a technical contact to which Netscape may address all technical questions relating to ISOCOR technologies. Upon execution of this Agreement, the parties shall determine a mutually agreeable procedure by which Netscape shall direct its technical questions to the appropriate ISOCOR technical contact.

        B. ISOCOR shall promptly answer all technical questions asked by Netscape relative to the Licensed Programs.




* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

        2.3 TRAINING OF NETSCAPE. ISOCOR shall conduct, without cost to Netscape, and at such times as Netscape shall designate, [***] technical training session with a mutually agreeable date and agenda. All such training shall occur at Netscape's Mountain View, CA facilities, and shall include a walk through of the Source Code to the Licensed Programs delivered to Netscape. Netscape shall not be limited in the number of attendees that may be present at any such training session and will provide sufficient facilities and equipment to conduct such training.

        2.4 UPGRADES, UPDATES, PORTS, ERROR CORRECTIONS AND ENHANCEMENTS.

            A. OBJECT CODE. With respect to the Licensed Programs to which Netscape has only Object Code rights, ISOCOR will include Netscape in its alpha and beta programs for any upgrades or updates to the Licensed Programs released during the term of this Agreement, and will provide Netscape with the production version of such upgrades and/or updates of the Licensed Programs simultaneously with its earliest release of such upgrades and/or updates to other customers. ISOCOR shall also provide Netscape during the term hereof with any error corrections, bug fixes and enhancements to the Licensed Programs simultaneously with its earliest release of such error corrections, bug fixes or enhancements to other customers. [***].

            B. SOURCE CODE. With respect to the Licensed Programs to which Netscape has Source Code rights, for the period beginning on Netscape's receipt of the Acceptance Candidates and ending [***] after Netscape's Acceptance of the Acceptance Candidates pursuant to the acceptance procedures set forth in Section 2 of Exhibit A, ISOCOR will provide Netscape with any error corrections and bug fixes to the Licensed Programs (Source Code) simultaneously with its earliest release of such error corrections or bug fixes to other customers. [***].

        2.5 SUPPORT FEES. During any period in which Netscape is receiving support from Isocor, Netscape shall pay to ISOCOR a support fee of [***] for Connectors in the previous Netscape [***].




* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                 ATTACHMENT B-1
                               SUPPORT OBLIGATIONS

ISOCOR shall provide to Netscape support services consistent with the following support obligations:

1.  DEFINITIONS

        1.1 "ERROR" means any instance where a product or update or upgrade to a product does not substantially conform to its documented features and specifications.

        1.2 "WORKAROUND" means a method by which a user of a product can, by making a limited number of procedural or programming changes in a product, prevent the occurrence or re-occurrence of an Error. Programming changes include adjustments to set-up and configurations files or other settings that do not require recompilation.

        1.3 "RESPOND" means and includes: taking and logging the Error call; in the case of Priority 1 Errors, providing to Netscape an action/resolution plan within four (4) hours of initial call receipt and acknowledgment; and, in cases of Priority 1 and 2 Errors, making best efforts on a continuing basis to cure the Error until the Error is cured.

2.  OBLIGATIONS

        2.1 ERROR REPORTING. Errors may be reported on a 24 hours per day, 365 day per year basis for priority 1 and priority 2 errors. Other errors may be reported during normal business hours. During normal business hours, ISOCOR's technical staff shall be available to receive error reports directly from Netscape by telephone. Outside of normal business hours, Netscape may report errors by pager, electronic mail, voice mail, fax or telephonic recording capability. ISOCOR shall provide Netscape with a pager number for both a primary and secondary pager which will be carried by appropriate ISOCOR support personnel at all times and which Netscape may use to report priority 1 and priority 2 errors at any time.

        2.2 SUPPORT REQUESTS. ISOCOR will Respond and use best efforts to correct or provide a Workaround to Priority 1 and Priority 2 Errors that Netscape identifies, classifies and reports; and will use reasonable commercial efforts to Respond to other Errors within the time frames set forth below.

--------------------------------------------------------------------------------------------------
                                                                         STATUS UPDATES (PROVIDED
PRIORITY              FAILURE DESCRIPTION            INITIAL RESPONSE    UPON CUSTOMER'S REQUEST
                                                           TIME          AFTER NETSCAPE'S INITIAL
                                                                         RESPONSE)

--------------------------------------------------------------------------------------------------

    1    Enterprise-critical (Product is not              1 hour            By customer agreement
         functioning)

--------------------------------------------------------------------------------------------------

    2    Severe Impact - Product inconsistency which      2 business        Once per business day
         significantly decreases Customer productivity    hours
         (periodic work stoppages, feature crashes)

--------------------------------------------------------------------------------------------------

    3    Degraded Operations: Product inconsistency       4 business        Once every 3 business
         which slightly impairs customer productivity     hours             days
         (Customer can work around problem)

--------------------------------------------------------------------------------------------------

    4    Minimal Impact: desired change in Product        next business     Release notes or plan
         (documentation update, cosmetic defects,         day               for next release
         enhancement requests)

--------------------------------------------------------------------------------------------------


                                    EXHIBIT C
                              EXCLUSIVE CONNECTORS

 [***]

 [***]

 [***]



* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                    EXHIBIT D
                                    MARKETING

1. DEVELOPMENT EFFORTS. Netscape and ISOCOR shall, in good faith, use commercially reasonable efforts to coordinate their development efforts such that the Netscape and ISOCOR versions of the Join Engine and/or Connector(s) remain compatible.

2. PRICE LISTS. Netscape and ISOCOR shall make available to each other each party's published price list simultaneously with such price list's availability to each party's business customers.

3. PRESS RELEASE. Netscape and Participant shall issue a press release announcing that Netscape is planning to ship the Licensed Programs with the Products; the content and timing of such press release will be subject to both parties' prior review and approval.

                                    EXHIBIT E
                          Documentation and Test Cases
                           To be Delivered to Netscape


1. Specifications for configuration schema

2. Design documentation associated with the delivered source code

3. Build instructions and a description of the build environment (OS release, compiler release, etc...)

4. Release notes for the ISOCOR v1.1 binary release, including information about execution environment, installation procedures, and known bugs.

5. User and administrator manuals for the Second Preliminary Copy binary release. These will be provided initially in FrameMaker format, complete with cross references. In addition, 10 printed copies will be provided.

6. Complete help text associated with the Management Console in machine readable form.

7. A summary of the available test cases and test results which are sufficiently detailed that Netscape engineers can verify the results. These test cases will include a representative set of feature tests, as well as some stress, capacity, and boundary tests. These tests should all be run using Netscape Directory Server (R3.1 or later) for all LDAP directory storage.

                                    EXHIBIT F
                    MINIMUM TEST CRITERIA FOR ACCEPTANCE TEST

1. Using the Binaries, the Release Notes, and other ISOCOR Documentation, Netscape engineers are able to successfully install and run the binary release (in the target environments specified by ISOCOR).

2. The User Documentation for the binary release will generally match the functionality of the binaries. For example, the Connector documentation matches the LDAP version of the Connectors.

3. Netscape engineers are able to build working binaries from the unmodified Source Code and Build Scripts (for ISOCOR's target environments).

4.  The Design Docs are generally consistent with the Source Code delivered.

5. The exhibited Functionality of the ISOCOR product does not omit significant features in the "Technical Specifications" included as a part of the Source License Agreement.

6. All major functionality of the ISOCOR product (including Join Engine, and Connectors works correctly using the binaries built from unmodified source by Netscape. For example, incremental updates, multi-threading in both the Join Engine and Connectors, automatic joins for a variety of Connector View schema's, and manual joins for a variety of Connector View schema's all work. This is equivalent to saying that there are no P1 or P2 bugs known to ISOCOR or detected by Netscape during its assessment of functionality which are not corrected during the acceptance test..

7.  Test programs are buildable and runable by Netscape engineers.

8. Available reported test results which are verifiable by Netscape engineers on binaries built from unmodified source at Netscape, with minor exceptions.